SPECIAL (GAINS) AND CHARGES	12 Months Ended
Dec. 31, 2014
SPECIAL (GAINS) AND CHARGES
SPECIAL (GAINS) AND CHARGES

3. SPECIAL (GAINS) AND CHARGES

Special (gains) and charges reported on the Consolidated Statement of Income included the following:

MILLIONS	2014	2013	2012
Cost of sales
Restructuring charges	$13.9	$6.6	$22.7
Recognition of inventory fair value step-up	0.4	36.6	71.2
Subtotal	14.3	43.2	93.9
Special (gains) and charges
Restructuring charges	69.2	83.4	116.6
Champion acquisition and integration costs	19.9	49.7	18.3
Nalco merger and integration costs	8.5	18.6	70.9
Venezuela currency devaluation	—	23.2	—
Gain on sale of businesses, litigation activity, settlements and other gains	(28.8)	(3.6)	(60.1)
Subtotal	68.8	171.3	145.7
Operating income subtotal	83.1	214.5	239.6

Interest expense, net
Acquisition debt costs	—	2.5	1.1
Debt extinguishment costs	—	—	18.2
Subtotal	—	2.5	19.3
Net income attributable to noncontrolling interest
Venezuela currency devaluation	—	(0.5)	—
Recognition of inventory fair value step-up	—	—	(4.5)
Subtotal	—	(0.5)	(4.5)
Total special (gains) and charges	$83.1	$216.5	$254.4

For segment reporting purposes, special (gains) and charges are included in the Corporate segment, which is consistent with the company’s internal management reporting.

Restructuring charges

Restructuring charges have been included as a component of both cost of sales and special (gains) and charges on the Consolidated Statement of Income. Amounts included as a component of cost of sales include supply chain related severance and other asset write-downs associated with combining operations. Restructuring liabilities have been classified as a component of both other current and other noncurrent liabilities on the Consolidated Balance Sheet.

Energy Restructuring Plan

In April 2013, following the completion of the acquisition of Champion, the company commenced plans to undertake restructuring and other cost-saving actions to realize its acquisition-related cost synergies as well as streamline and strengthen Ecolab’s position in the fast growing global energy market (the “Energy Restructuring Plan”). Actions associated with the acquisition to improve the effectiveness and efficiency of the business continue to include a reduction of the combined business’s current global workforce. Actions also include leveraging and simplifying its global supply chain, including the reduction of plant, distribution center and redundant facility locations and product line optimization.

The total pre-tax restructuring charges under the Energy Restructuring Plan are expected to be approximately $80 million ($55 million after tax). The restructuring charges are expected to be substantially complete by the end of 2015, although certain actions will likely continue into 2016. The company anticipates that approximately $60 million of the $80 million of the pre-tax charges represent cash expenditures. The remaining pre-tax charges represent estimated asset write-downs and disposals. No decisions have been made regarding any additional asset disposals and estimates could vary depending on the actual actions taken.

As a result of activities under the Energy Restructuring Plan, the company recorded restructuring charges of $9.5 million ($6.4 million after tax) and $27.4 million ($19.4 million after tax) during 2014 and 2013, respectively.

Restructuring charges and activity related to the Energy Restructuring Plan since inception of the underlying actions include the following:

	Energy Restructuring Plan
	EMPLOYEE
	TERMINATION	ASSET
MILLIONS	COSTS	DISPOSALS	OTHER	TOTAL
2013 Activity
Recorded expense and accrual	$22.9	$3.6	$0.9	$27.4
Cash payments	(16.7)	—	(0.8)	(17.5)
Non-cash charges	—	(3.6)	—	(3.6)
Effect of foreign currency translation	0.6	—	—	0.6
Restructuring liability, December 31, 2013	6.8	—	0.1	6.9

2014 Activity
Recorded expense and accrual	7.9	0.6	1.0	9.5
Cash payments	(12.9)	—	(1.0)	(13.9)
Non-cash charges	—	(0.6)	—	(0.6)
Effect of foreign currency translation	0.2	—	—	0.2
Restructuring liability, December 31, 2014	$2.0	$—	$0.1	$2.1

As shown in the previous table, cash payments under the Energy Restructuring Plan were $13.9 million and $17.5 million for 2014 and 2013, respectively. The majority of cash payments under this plan are related to severance, with the current accrual expected to be paid over a period of a few months to several quarters.

Combined Restructuring Plan

In February 2011, the company commenced a comprehensive plan to substantially improve the efficiency and effectiveness of its European business, as well as undertake certain restructuring activities outside of Europe, historically referred to as the 2011 Restructuring Plan.

Additionally, in January 2012, following the merger with Nalco, the company formally commenced plans to undertake restructuring actions related to the reduction of its global workforce and optimization of its supply chain and office facilities, including planned reductions of plant and distribution center locations, historically referred to as the Merger Restructuring Plan.

During the first quarter of 2013, the company determined that because the objectives of the plans discussed above were aligned, the previously separate restructuring plans should be combined into one plan.

The combined restructuring plan (the “Combined Plan”) combines opportunities and initiatives from both plans and continues to follow the original format of the Merger Restructuring Plan by focusing on global actions related to optimization of the supply chain and office facilities, including reductions of the global workforce and plant and distribution center locations. During the fourth quarter of 2014, the company identified additional opportunities to optimize its supply chain, increase efficiency and effectiveness and reduce workforce, which increased total planned charges under the Combined Plan from $330 million ($245 million after tax) to $390 million ($295 million after tax).

The restructuring charges are expected to be substantially complete by the end of 2015, although certain actions will likely continue into 2016.

The company anticipates that approximately two-thirds of the remaining Combined Plan pre-tax charges will represent net cash expenditures. No decisions have been made regarding any additional non-cash charges and estimates could vary depending on the actual actions taken.

As a result of activities under the Combined Plan, the company recorded restructuring charges of $73.5 million ($58.5 million after tax) and $63.6 million ($48.3 million after tax) during 2014 and 2013, respectively.

Restructuring charges and activity related to the Combined Plan since inception of the underlying actions include the following:

	Combined Plan
	EMPLOYEE
	TERMINATION	ASSET
MILLIONS	COSTS	DISPOSALS	OTHER	TOTAL
2011-2013 Activity
Recorded net expense and accrual	$248.2	$(1.2)	$30.7	$277.7
Net cash payments	(182.2)	9.1	(19.1)	(192.2)
Non-cash net charges	—	(7.9)	(4.3)	(12.2)
Effect of foreign currency translation	(0.1)	—	—	(0.1)
Restructuring liability, December 31, 2013	65.9	—	7.3	73.2

2014 Activity
Recorded net expense and accrual	60.6	—	12.9	73.5
Net cash payments	(60.2)	2.6	(11.2)	(68.8)
Non-cash net charges	—	(2.6)	—	(2.6)
Effect of foreign currency translation	(1.8)	—	—	(1.8)
Restructuring liability, December 31, 2014	$64.5	$—	$9.0	$73.5

As shown in the previous table, net cash payments under the Combined Plan were $68.8 million during 2014 and $192.2 million across 2011 to 2013. The majority of cash payments under this Plan are related to severance, with the current accrual expected to be paid over a period of a few months to several quarters.

Asset disposals in 2013 include gains of $7.4 million from the sale of facilities.

Non-restructuring special (gains) and charges

Champion acquisition costs

As a result of the Champion acquisition completed in 2013, the company incurred charges of $19.9 million ($12.8 million after tax), $88.8 million ($61.4 million after tax) and $19.4 million ($16.7 million after tax) during 2014, 2013 and 2012, respectively.

Champion related costs have been included as a component of cost of sales, special (gains) and charges and net interest expense on the Consolidated Statement of Income. Amounts within cost of sales include the recognition of fair value step-up in Champion international inventory, which is maintained on a FIFO basis, and Champion U.S. inventory, which was associated with the adoption of LIFO and integration into an existing LIFO pool. Amounts within special (gains) and charges include acquisition costs, advisory and legal fees and integration charges. Amounts within net interest expense include the interest expense through the close date of the Champion transaction of the company’s $500 million public debt issuance in December 2012 as well as amortizable fees to secure term loans and short-term debt, all of which were initiated to fund the Champion acquisition. Further information related to the acquisition of Champion is included in Note 4.

Nalco merger and integration costs

As a result of the Nalco merger completed in 2011, the company incurred charges of $8.5 million ($7.0 million after tax), $18.6 million ($14.2 million after tax) and $155.8 million ($113.7 million after tax), during 2014, 2013 and 2012, respectively.

Nalco merger and integration charges have been included as a component of cost of sales, special (gains) and charges, net interest expense and net income (loss) attributable to noncontrolling interest on the Consolidated Statement of Income. Amounts within cost of sales and net income (loss) attributable to noncontrolling interest include recognition of fair value step-up in Nalco international inventory which is maintained on a FIFO basis. Amounts within special (gains) and charges include merger and integration charges. Amounts within net interest expense include a loss on the extinguishment of Nalco’s senior notes, which were assumed as part of the merger. Further information related to the Nalco merger is included in Note 4.

Venezuelan currency devaluation

Venezuela is a country experiencing a highly inflationary economy as defined under U.S. GAAP. As a result, the U.S. dollar is the functional currency for the company’s subsidiaries in Venezuela. Any currency remeasurement adjustments for non-dollar denominated monetary assets and liabilities held by our subsidiaries and other transactional foreign exchange gains and losses are reflected in earnings.

On February 8, 2013, the Venezuelan government devalued its currency from 4.30 bolivars to 1 U.S. dollar to 6.30 bolivars to 1 U.S. dollar, resulting in a charge during 2013 of $22.7 million ($16.1 million after tax), due to the remeasurement of the local balance sheet. As a result of the ownership structure of our operations in Venezuela, the company also reflected a portion of the devaluation impact as a component of net income (loss) attributable to noncontrolling interest on the Consolidated Statement of Income.

In 2013, the Venezuelan government created a new foreign exchange mechanism known as SICAD 1. It operates similar to an auction system and allows entities to exchange a limited number of bolivars for U.S. dollars at a bid rate established via weekly auctions under SICAD 1. As of November 30, 2014, the fiscal year end for the company’s international operations, the SICAD 1 exchange rate closed at 12.0 bolivars to 1 U.S. dollar. The company does not use the SICAD 1 rate or expect to use the SICAD 1 currency exchange mechanism.

In January 2014, the Venezuelan government announced the replacement of the CADIVI with a new foreign currency administration, CENCOEX. During 2014, the company continued to obtain approvals and authorization to pay amounts at the CENCOEX fixed currency exchange rate of 6.30 bolivars to 1 U.S. dollar, however at a slightly lower rate. As the fixed currency exchange rate of 6.30 bolivars to 1 U.S. dollar remained legally available to it and the company continued to transact at this rate, the company continued to remeasure the net monetary assets of its Venezuela subsidiaries at this rate.

In March 2014, the Venezuelan government introduced SICAD 2. At November 30, 2014, the SICAD 2 exchange rate closed at 49.98 bolivars to 1 U.S. dollar. In February 2015, SICAD 2 was replaced by SIMADI, with an exchange rate upon introduction of approximately 170 bolivars to 1 U.S. dollar.

As of November 30, 2014, the company had $104 million of net monetary assets denominated in bolivars that were required to be remeasured to U.S. dollars. Net sales within Venezuela are approximately 1% of the company’s consolidated net sales. Assets held in Venezuela at November 30, 2014 represented less than 2% of the company’s consolidated assets.

Other special (gains) and charges

During 2014, the company recorded a special gain of $28.4 million ($23.3 million after tax) as a result of a favorable licensing settlement and other settlement gains, the consolidation of the Emochem entity and removal of the corresponding equity method investment and the disposition of a business.

During 2012, the company recorded a net special gain of $60.1 million ($35.7 million after tax) related to the sale of its Vehicle Care division, the receipt of additional payments related to the sale of an investment in a U.S. business, originally sold prior to 2012 and litigation-related charges.